File No. 33-7497
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

     Pre-Effective Amendment No.                                        [  ]

     Post-Effective Amendment No. 15                                    [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

     Amendment No. 15                                                   [X]


                       (Check appropriate box or boxes.)

                     PREMIER NEW YORK MUNICIPAL BOND FUND
              (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York           10166
          (Address of Principal Executive Offices)      (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                             Mark N. Jacobs, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on April 1, 1996 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended November 30, 1995 was filed on January 24, 1996.


                     PREMIER NEW YORK MUNICIPAL BOND FUND
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                        Page
_________      _______                                        ____

  1            Cover Page                                      Cover

  2            Synopsis                                        3

  3            Condensed Financial Information                 4

  4            General Description of Registrant               6, 28


  5            Management of the Fund                          11


  5(a)         Management's Discussion of Fund's Performance   *


  6            Capital Stock and Other Securities              28


  7            Purchase of Securities Being Offered            12


  8            Redemption or Repurchase                        20

  9            Pending Legal Proceedings                       *


Items in
Part B of
Form N-1A
---------

  10           Cover Page                                      Cover

  11           Table of Contents                               Cover

  12           General Information and History                 B-30


  13           Investment Objectives and Policies              B-2


  14           Management of the Fund                          B-12


  15           Control Persons and Principal                   B-15
               Holders of Securities


  16           Investment Advisory and Other                   B-15
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                     PREMIER NEW YORK MUNICIPAL BOND FUND
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                         Page
_________      _______                                         _____

  17           Brokerage Allocation                            B-27


  18           Capital Stock and Other Securities              B-30


  19           Purchase, Redemption and Pricing                B-17, B-20,
               of Securities Being Offered                     B-25


  20           Tax Status                                      *


  21           Underwriters                                    Cover, B-17


  22           Calculations of Performance Data                B-28


  23           Financial Statements                            B-53


Items in
Part C of
Form N-1A
_________

  24           Financial Statements and Exhibits               C-1

  25           Persons Controlled by or Under                  C-3
               Common Control with Registrant

  26           Number of Holders of Securities                 C-3

  27           Indemnification                                 C-3


  28           Business and Other Connections of               C-4
               Investment Adviser


  29           Principal Underwriters                          C-11


  30           Location of Accounts and Records                C-14


  31           Management Services                             C-14


  32           Undertakings                                    C-14


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


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PREMIER NEW YORK MUNICIPAL BOND FUND
PROSPECTUS                                                     APRIL 1, 1996
(LION LOGO)
Registration Mark

---------------------------------------------------------------------------

                Premier New York Municipal Bond Fund (the "Fund") is an open-end, non-diversified, management investment company, known as a mutual fund. TheFund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital.


                By this Prospectus, the Fund is offering three Classes of shares -- Class A, Class B and Class C -- which are described herein. See "Alternative Purchase Methods."


                The Fund provides free redemption checks with respect to Class A, which you can use in amounts of $500 or more for cash or to pay bills. You continue to earn income on the amount of the check until it clears. You can purchase or redeem all Classes of shares by telephone using the TELETRANSFER Privilege.

                The Dreyfus Corporation professionally manages the Fund's portfolio.
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

                The Statement of Additional Information, dated April 1, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.

                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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TABLE OF CONTENTS

                Fee Table..........................................        3
                Condensed Financial Information....................        4
                Alternative Purchase Methods.......................        5
                Description of the Fund............................        6
                Management of the Fund.............................        11
                How to Buy Shares..................................        12
                Shareholder Services...............................        16
                How to Redeem Shares...............................        20
                Distribution Plan and Shareholder Services Plan....        24
                Dividends, Distributions and Taxes.................        25
                Performance Information............................        27
                General Information................................        28
                Appendix...........................................        30

       Page 2

FEE TABLE
                                                                                CLASS A    CLASS B    CLASS C
        SHAREHOLDER TRANSACTION EXPENSES
         Maximum Sales Load Imposed on Purchases
            (as a percentage of offering price)......................          4.50%         None        None
         Maximum Deferred Sales Charge Imposed on Redemptions
            (as a percentage of the amount subject to charge).........         None*        3.00%        1.00%
        ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average daily net assets)
         Management Fees.........................                               .55%         .55%         .55%
         12b-1 Fees..............................                              None          .50%         .75%
        Other Expenses...........................                               .39%         .41%         .44%
         Total Fund Operating Expenses...........                               .94%        1.46%        1.74%
        EXAMPLE
         You would pay the following
         expenses on a $1,000 investment,
         assuming (1) 5% annual return and
         (2) except where noted, redemption
          at the end of each time period:                                     CLASS A      CLASS B      CLASSC
         1 Year............................                                     $ 54      $ 45/$15**   $ 28/$18**
         3 Years...........................                                     $ 74      $ 66/$46**   $ 55
         5 Years...........................                                     $ 95      $ 90/$80**   $ 94
         10 Years..........................                                     $155      $148***      $205
       *  A contingent deferred sales charge of 1.00%
          may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
      **  Assuming no redemption of shares.
     ***  Ten year figure assumes conversion of Class B shares to
         Class A shares at the end of the sixth year following the date of purchase.

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            THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
    REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL
    EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

                The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses for Class C are based on estimated amounts for the current fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan."

       Page 3
CONDENSED FINANCIAL INFORMATION

                The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.

     FINANCIAL HIGHLIGHTS

                Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                            CLASS A SHARES
                                         ----------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                         -----------------------------------------------------------------------------------
PER SHARE DATA:                           1987(1)     1988      1989      1990      1991     1992     1993     1994     1995
                                         ------      ------    ------    ------    ------   ------   -----    ------   ------
  Net asset value, beginning of year..    $13.50     $11.88    $12.54    $13.08    $12.88   $13.56    $13.97   $14.97   $13.01
                                          ------     ------    ------    ------    ------   ------    ------   ------   ------
  INVESTMENT OPERATIONS:
  Investment income-net.....                 .85        .91       .95       .94       .89      .86       .80      .75      .75
  Net realized and unrealized gain
  (loss) on investments....                (1.62)       .66       .54      (.20)      .68      .56      1.00    (1.86)    1.92
                                          ------     ------    ------    ------    ------   ------    ------   ------   ------
  TOTAL FROM
  INVESTMENT OPERATIONS...                  (.77)      1.57      1.49       .74      1.57     1.42      1.80    (1.11)    2.67
                                          ------     ------    ------    ------    ------   ------    ------   ------   ------
  DISTRIBUTIONS:
  Dividends from investment
  income-net.........                       (.85)      (.91)     (.95)     (.94)     (.89)     (.86)    (.80)     (.75)   (.75)
                                          ------     ------    ------    ------    ------   ------    ------   ------   ------
  Dividends from net realized gain
  on investments.....                         -          -         -       -           -       (.15)      -      (.10)     -
                                          ------     ------    ------    ------    ------   ------    ------   ------   ------
  TOTAL DISTRIBUTIONS....                   (.85)      (.91)     (.95)     (.94)     (.89)    (1.01)   (.80)    (.85)     (.75)
                                          ------     ------    ------    ------    ------   ------    ------   ------   ------
  Net asset value, end of year...         $11.88     $12.54    $13.08    $12.88    $13.56    $13.97   $14.97   $13.01    $14.93
                                          ======     ======    ======    ======    ======    ======   =======  ======    ======
TOTAL INVESTMENT RETURN(2)...             (6.28%)(3)  13.52%    12.23%     5.93%    12.63%    10.79%   13.16%   (7.76%)   20.93%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets.....                     -        -           -        .06%      .52%      .72%     .78%      .89%     .94%
  Ratio of net investment income
  to average net assets......              7.42%(3)   7.18%      7.11%     7.19%     6.69%     6.16%    5.41%     5.25%    5.27%
  Decrease reflected in above
  expense ratios due to
  undertakings by
  The Dreyfus Corporation....              1.50%(3)   1.50%      1.50%     1.34%      .60%      .34%     .18%       .04%      -
  Portfolio Turnover Rate...             17.00%(4)   47.00%    21.67%      7.02%    12.45%    12.55%    19.55%   31.76%    74.11%
  Net Assets, end of year
  (000's omitted)....                      $963    $2,202    $11,800    $39,748   $70,333  $108,247  $164,046  $137,978  $146,207
-------------
  (1) From December 31, 1986 (commencement of operations) to November 30, 1987.
  (2) Exclusive of sales load.
  (3) Annualized.
  (4) Not annualized.

       Page 4

                                                            CLASS B SHARES                          CLASS C SHARES
                                                         ----------------------                  -------------------
                                                             YEAR ENDED                             PERIOD ENDED
                                                            NOVEMBER 30,                            NOVEMBER 30,
                                                        ------------------------------------     -------------------
                                                       1993(1)          1994           1995            1995(2)
                                                      ------           ------        --------        ---------
PER SHARE DATA:
  Net asset value, beginning of year...                $14.04          $14.97         $13.02           $14.61
                                                       -------         -------        ------           ------
  INVESTMENT OPERATIONS:
  Investment income-net..............                     .62             .67            .67             .14
  Net realized and unrealized
   gain (loss) on investments.......                      .93           (1.85)          1.91             .32
                                                       -------         -------        ------           ------
  TOTAL FROM INVESTMENT OPERATIONS...                    1.55           (1.18)          2.58             .46
                                                       -------         -------        ------           ------
  DISTRIBUTIONS:
  Dividends from investment income-net...                (.62)           (.67)          (.67)           (.14)
  Dividends from net realized
    gain on investments...............                    --             (.10)            --               --
                                                       -------         -------        ------           ------
  TOTAL DISTRIBUTIONS................                    (.62)           (.77)          (.67)           (.14)
                                                       -------         -------        ------           ------
  Net Asset Value, end of year.......                  $14.97          $13.02         $14.93          $14.93
                                                       ======         =======         =======         =======
TOTAL INVESTMENT RETURN(3)...........                   12.78%(4)       (8.20)%        20.20%          14.19%(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets......          1.34%(4)        1.44%          1.46%           1.74%(4)
  Ratio of net investment income
  to average net assets..............                    4.41%(4)        4.70%          4.72%           4.00%(4)
  Decrease reflected in above expense ratios
  due to undertakings by
  The Dreyfus Corporation............                    .16%(4)          .04%           --                  --
  Portfolio Turnover Rate............                  19.55%(5)        31.76%         74.11%         74.11%(5)
  Net Assets, end of year (000's omitted)....        $45,101          $52,970        $66,873             $1
-------------------
  (1) From January 15, 1993 (commencement of initial offering) to November 30, 1993.
  (2) From September 11, 1995 (commencement of initial offering)to November 30, 1995.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
ALTERNATIVE PURCHASE METHODS
                The Fund offers you three methods of purchasing Fund shares. You may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.

                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares - Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan - Shareholder Services Plan."


                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within the first five years of their purchase. See "How to Buy Shares - Class B Shares" and "How to Redeem Shares - Contingent Deferred Sales Charge -- Class B Shares." These shares also are subject to an annual service fee at the
         Page 5
     rate of .25 of 1% of the value of the average daily net assets of Class
     B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.


                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Shares -- Class C Shares" and "How to Redeem Shares -- Contingent Deferred Sales Charge." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

                The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial shares charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with long term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $250,000 and $999,999 in Fund shares with long term investment outlooks. Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.
DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE

                The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. To accomplish its investment objective, the Fund invests primarily in the debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City income taxes (collectively, "New York Municipal Obligations"). To the extent acceptable New York Municipal Obligations are at any time
         Page 6
    unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State and New York City, income tax. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

        MUNICIPAL OBLIGATIONS
                Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.
        MANAGEMENT POLICIES

                It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. At least 65% of the value of the Fund's net assets will be invested in New York Municipal Obligations and the remainder may be invested in securities that are not New York Municipal Obligations and therefore may be subject to New York State and New York City income taxes. See "Investment Considerations and Risks - Investing in New York Municipal Obligations" below, and "Dividends, Distributions and Taxes."


                At least 70% of the value of the Fund's net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group, a division of The McGraw-HIll Companies, Inc. ("S&P"), or Fitch Investors Service, L.P. ("Fitch"). The Fund may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. The Fund may invest in short-term Municipal Obligations
         Page 7
    which are rated in the two highest rating categories by Moody's, S&P or
     Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated Baa by Moody's or BBB by S&P or Fitch are considered investment grade obligations; those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. The Fund may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such rating organizations and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks - Lower Rated Bonds" below for a further discussion of certain risks. The Fund also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities shall be deemed to have the rating so determined. The Fund also may invest in Taxable Investments of the quality described under "Appendix -- Certain Portfolio Securities -- Taxable Investments." Under normal market conditions, the weighted average maturity of the Fund's portfolio is expected to exceed ten years.




                From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.


                The Fund's annual portfolio turnover rate is not expected to exceed 100%. The Fund may engage in various investment techniques, such as options and futures transactions, lending portfolio securities and short-selling. Use of certain of these techniques may give rise to taxable income. See also "Investment Considerations and Risks," "Appendix
    - Investment Techniques" and "Dividends, Distributions and Taxes" below and "Investment Objective and Management Policies _ Management Policies" in the Statement of Additional Information.



        INVESTMENT CONSIDERATIONS AND RISKS

        GENERAL -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based upon multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the
           Page 8
    credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to hold the security. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.


        INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS -- You should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economy in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations improved, however, during the 1993 and 1994 fiscal years. After reflecting an 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with an operating surplus of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continue to be rated
    A by Moody's. In January 1992, S&P lowered from A to A- its ratings of
    New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. You should obtain and review a copy of the Statement of Additional
    Information which more fully sets forth these and other risk factors.


        INVESTING IN MUNICIPAL OBLIGATIONS -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

                Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.


                Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


        ZERO-COUPON SECURITIES -- Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


        LOWER RATED BONDS -- The Fund may invest up to 30% of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix -- Certain Portfolio Securities -- Ratings."


    USE OF DERIVATIVES - The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix-Investment Techniques-Use of Derivatives" below and "Investment Objective and Management Policies-Management Policies-Derivatives" in the Statement of Additional Information.

     NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


        SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

MANAGEMENT OF THE FUND

        INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, The Dreyfus Corporation managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.


                The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.The Fund's primary portfolio manager is Monica S. Wieboldt. She has held that position since January 1996 and has been employed by The Dreyfus Corporation since November 1983. The Fund's other portfolio managers are identifiedin the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


                Mellon is a publicly owned mutlibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc. AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $786 billion in assets including approximately $60 billion in mutual fund assets.

                For the fiscal year ended November 30, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .55 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


                In allocating brokerage transactions for the Fund, TheDreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

                The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

        DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


        Transfer and Dividend Disbursing Agent and Custodian -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.


HOW TO BUY SHARES
        GENERAL -- Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

                When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

                Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Shareholder Services Plan. You should consult your Service Agent in this regard.


                The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

         Page 12
                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier New York Municipal Bond Fund." Payments to open new accounts which are mailed should be sent to Premier New York Municipal Bond Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier New York Municipal Bond Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check.

                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900119284/Premier New York Municipal Bond Fund -- Class A shares, DDA #8900115009/Premier New York Municipal Bond Fund -- Class B shares or DDA #8900279591/Premier New York Municipal Bond Fund -- Class C shares, as the case may be, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


                Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark and the Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."

                Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued each business day by an independent
         Page 13
    pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Fund's Board. For further information regarding the methods employed in valuin Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

                If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.
                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

        CLASS A SHARES -- The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                                                TOTAL SALES LOAD
                                                   --------------------------------------
                                                      AS A % OF               AS A % OF                    DEALERS' REALLOWANCE
                                                    OFFERING PRICE          NET ASSET VALUE                     AS A % OF
        AMOUNT OF TRANSACTION                         PER SHARE               PER SHARE                     OFFERING PRICE
        -----------------------                   ----------------       ----------------            --------------------------
        Less than $50,000.........                      4.50                    4.70                                 4.25
        $50,000 to less than $100,000......             4.00                    4.20                                 3.75
        $100,000 to less than $250,000.....             3.00                    3.10                                 2.75
        $250,000 to less than $500,000.....             2.50                    2.60                                 2.25
        $500,000 to less than $1,000,000...             2.00                    2.00                                 1.75
        $1,000,000 or more........                       -0-                     -0-                                  -0-

                A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years of purchase. The terms contained in the section of the Prospectus entitled "How to Redeem Shares -- Contingent Deferred Sales Charge" (other than the amount of the CDSCand its time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage-related or clearing arrangement with an NASD member firm or other financial institution with respect to sales of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided
        Page 14
    that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

                Class A shares may be purchased at net asset value through certain brokers-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

                Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i)qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as the Fund. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.

        CLASS B SHARES -- The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

        CLASS C SHARES -- The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."

        RIGHT OF ACCUMULATION -- CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible
        Page 15
    Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you have previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

                To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

        TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
        FUND EXCHANGES

                Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class in certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchange of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        Page 16

                To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable"No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares -- Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


                Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B shares or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."



        AUTO-EXCHANGE PRIVILEGE

                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be
        Page 17
    exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Premier New York Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days . Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier New York Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

        GOVERNMENT DIRECT DEPOSIT PRIVILEGE
                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Service Agent or by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
        DIVIDEND OPTIONS
                Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with
          Page 18
     a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
                For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier New York Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.
        AUTOMATIC WITHDRAWAL PLAN

                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.
        LETTER OF INTENT -- CLASS A SHARES

                By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.
    The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class
          Page 19
     A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

HOW TO REDEEM SHARES

        GENERAL
                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

                The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE
        CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the
         Page 20
    extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.
                If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

            YEAR SINCE                                                  CDSC AS A % OF AMOUNT
        PURCHASE PAYMENT                                                 INVESTED OR REDEMPTION
            WAS MADE                                                          PROCEEDS
        -----------------                                              ------------------------
        First....................................................          3.00
        Second...................................................          3.00
        Third....................................................          2.00
        Fourth...................................................          2.00
        Fifth....................................................          1.00
        Sixth....................................................          0.00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.
                For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.
        CLASS C SHARES -- A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above.

        WAIVER OF CDSC -- The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such
        Page 21
    plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.

                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
        PROCEDURES

                You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege with respect to Class A shares only, or the TELETRANSFER Privilege. If you are a client of a Selected Dealer, you may redeem shares through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares for which certificates have been issued are not eligible for the Check Redemption or TELETRANSFER Privilege.

                Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation that are not available through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B or Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.

                You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on tele-
          Page 22
    phone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.
        REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to Premier New York Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Written redemption requests must specify the Class of shares being redeemed. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.
                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

        CHECK REDEMPTION PRIVILEGE -- CLASS A SHARES -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (See "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


        TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank
        Page 23
    account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

        REDEMPTION THROUGH A SELECTED DEALER -- If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.
        REINVESTMENT PRIVILEGE -- CLASS A SHARES -- Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
                Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.
        DISTRIBUTION PLAN

                Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C.

        SHAREHOLDER SERVICES PLAN
                Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering
        Page 24
    shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
DIVIDENDS, DISTRIBUTIONS AND TAXES
                The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) are received by the Transfer Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

                Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares of the same Class from which they were paid at net asset value without a sales load. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."


                Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal income tax. Dividends and distributions derived from Taxable Investments, from income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Appendix -- Investment Techniques," will be subject to Federal income tax. The Fund anticipates that a substantial portion of the dividends paid by it will not be subject to Federal, New York State or New York City personal income taxes. To the extent that you are obligated to pay state or local taxes outside of the State of New York, dividends
        Page 25
    earned by an investment in the Fund may represent taxable income. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and gains from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether or not reinvested. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund generally are subject to Federal income tax as long-term capital gains if you are a citizen or resident of the United States. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.


                Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.


                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if you exchange your Class A shares for shares of another fund advised by The Dreyfus Corporation within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charge for Class A shares, up to the amount of the reduction of the sales load charged in the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.


                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

                Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
                Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may
         Page 26
    be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

                Management of the Fund believes that the Fund has qualified for the fiscal year ended November 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

                You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gain distributions made by the Fund during the measuring period were reinvested in shares of the same Class. Class A total return figures include the maximum initial sales charge and Class B and Class C total return figures include any applicable CDSC. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.

                Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value (or maximum offering price in the case of Class A) per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."

                Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.

                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percent-
        Page 27
    age rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.

                 Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares, which, if reflected, would reduce the performance quoted.
                Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.
GENERAL INFORMATION

                The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated June 4, 1986, and commenced operations on December 31, 1986. Prior to July 2, 1990, the Fund's name was Premier New York Tax Exempt Bond Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into three classes - Class A, Class B and Class C. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.


                Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which man-
       Page 28
    agement believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

                The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
                Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.


       Page 29

APPENDIX
        INVESTMENT TECHNIQUES
        BORROWING MONEY -- The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.


        SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.


                Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.


                The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will the Fund have more than 15% of the value of its net assets in deposits on short sales against the box.


        Use of Derivatives -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


                Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


                Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


                If the Fund invests in Derivatives at inappropriate times or judges the market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


                Although the Fund is not a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which the limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may invest in such
       Page 30
    contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


                The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time of such option contracts are written. When required by the Securities and Exchange Commission, theFund will set aside permissable liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


        LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3 % of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U. S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


        FORWARD COMMITMENTS -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


        CERTAIN PORTFOLIO SECURITIES
        CERTAIN TAX EXEMPT OBLIGATIONS -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.
         Page 31
    Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.


        TAX EXEMPT PARTICIPATION INTERESTS -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.


        TENDER OPTION BONDS -- The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.


        CUSTODIAL RECEIPTS -- The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is
         Page 32
    at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


        STAND-BY COMMITMENTS -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with Stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.


        ZERO COUPON SECURITIES -- The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.


        ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a
          Page 33
    ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


        TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable New York Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from New York State and New York City income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.


        RATINGS -- Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.


                The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such
         Page 34
    securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.


                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                PTNp040196
      Page 35



__________________________________________________________________________

                    PREMIER NEW YORK MUNICIPAL BOND FUND
                     CLASS A, CLASS B AND CLASS C SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                APRIL 1, 1996

__________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier New York Municipal Bond Fund (the "Fund"), dated April 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.



                              TABLE OF CONTENTS
                                                             Page

Investment Objective and Management Policies . . . . . . .   B-2
Management of the Fund . . . . . . . . . . . . . . . . . .   B-12
Management Agreement . . . . . . . . . . . . . . . . . . .   B-15
Purchase of Shares . . . . . . . . . . . . . . . . . . . .   B-17
Distribution Plan and Shareholder Services Plan. . . . . .   B-19
Redemption of Shares . . . . . . . . . . . . . . . . . . .   B-20
Shareholder Services . . . . . . . . . . . . . . . . . . .   B-22
Determination of Net Asset Value . . . . . . . . . . . . .   B-25
Dividends, Distributions and Taxes . . . . . . . . . . . .   B-25
Portfolio Transactions . . . . . . . . . . . . . . . . . .   B-27
Performance Information. . . . . . . . . . . . . . . . . .   B-28
Information About the Fund . . . . . . . . . . . . . . . .   B-30
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors. . . . . . . . . . .   B-30
Appendix A . . . . . . . . . . . . . . . . . . . . . . . .   B-31
Appendix B . . . . . . . . . . . . . . . . . . . . . . . .   B-44
Financial Statements . . . . . . . . . . . . . . . . . . .   B-53
Report of Independent Auditors . . . . . . . . . . . . . .   B-63


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."


Portfolio Securities

     The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended November 30, 1995, computed on a monthly basis, was as follows:

     Fitch             Moody's             Standard
   Investors          Investors            & Poor's
 Service, L.P.      Service, Inc.        Ratings Group   Percentage
   ("Fitch")   or   ("Moody's")    or      ("S&P")        of Value

     AAA                Aaa                 AAA              17.9%
     AA                 Aa                  AA               13.2
     A                  A                   A                31.9
     BBB                Baa                 BBB              30.7
     BB                 Ba                  BB                2.9
     F-1                MIG 1/P-1           SP-1/A-1          1.3
     Not Rated          Not Rated           Not Rated         2.1(1)
                                                            100.0%
_____________________________________________________
1 Included under the Not Rated category are securities comprising 2.1% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the Baa/BBB rating category.


     Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder Services Plan and, with respect to Class B and Class C shares, the Distribution Plan, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.
However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated
for such purpose on a yearly basis.    Although "non-appropriation" lease
obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation;
(2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Accordingly, not more than 15% of the value of the Fund's net assets will be invested in lease obligations that are illiquid and in other illiquid securities.

     The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities.



     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's investments during such period.


     Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.


     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


     In a repurchase agreement, the Fund buys a security, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


Management Policies

     Short-Selling. Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.




     Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.
Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.




     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.


     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Futures Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.



Investment Considerations and Risks

     Investing in New York Municipal Obligations. Each investor should consider carefully the special risks inherent in the Fund's investment in New York Municipal Obligations. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations improved, however, during the 1993 and 1994 fiscal years. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 fiscal year with operating surpluses of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, State-guaranteed and New York State Local Government Assistance Corporation bonds continue to be rated A by Moody's. In January 1992, S&P lowered from A to A- its ratings of New York State general obligation bonds and stated that it continues to assess the ratings outlook as negative. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. Investors should review "Appendix A" which more fully sets forth these and other risk factors.


     Lower Rated Bonds. The Fund is permitted to invest in securities rated Ba by Moody's or BB by S&P or Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


     Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by Moody's, S&P and Fitch to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

     These bonds may be particularly susceptible to economic downturns.
It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distribution and Taxes."

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time.
The Fund may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the Fund's assets.

     4. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those relating to indices, and options on futures contracts or indices.

     7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Trustees.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

     9.    Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


Board Members of the Fund

CLIFFORD L. ALEXANDER, JR., Board Member.  President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, MCI Communications Corporation and Mutual of America Life Insurance Company. He is 62 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.


PEGGY C. DAVIS, Board Member.  Shad Professor of Law, New York University
     School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 53 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10012.


*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of Noel Group, Inc, a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns and home furnishings and fabrics, Curtis Industries, Inc. a national distributor of security products, chemicals, and automotive and other hardware and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of The New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 63 years old and his address is 23 East 92nd Street, New York, New York 10128.


SAUL B. KLAMAN, Board Member.  Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989, and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 76 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.


NATHAN LEVENTHAL, Board Member.  President of Lincoln Center for the
     Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments. He is 53 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.


     For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.




     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended November 30, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                                           (3)                                           (5)
                                      (2)               Pension or                 (4)             Total Compensation
     (1)                          Aggregate       Retirement Benefits       Estimated Annual      from Fund and Fund
  Name of Board               Compensation from   Accrued as Part of         Benefits Upon         Complex Paid to
    Member                         Fund*            Fund's Expenses            Retirement            Board Member
---------------                ------------------  -------------------       ----------------      ------------------
Clifford L. Alexander, Jr.          $2,500               none                    none                $ 94,386 (17)

Peggy C. Davis                      $2,500               none                    none                $ 81,636 (15)

Joseph S. DiMartino                 $2,985               none                    none                $448,618 (94)

Ernest Kafka                        $2,500               none                    none                $ 81,136 (15)

Saul B. Klaman                      $2,500               none                    none                $ 81,886 (15)

Nathan Leventhal                    $2,500               none                    none                $ 81,636 (15)
_________________________
*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $176 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
     Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 34 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.

ELIZABETH A. BACHMAN, Vice President and Assistant Secretary.  Assistant
     Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
     Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.

MARGARET M. PARDO, Assistant Secretary.  Legal Assistant with the
     Distributor and an officer of other investment companies advised or administered by the Manager. From June 1992 to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World
     Communications Group.  She is 27 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares of beneficial interest outstanding on March 20, 1996.


     The following entities owned of record 5% or more of the Fund's shares outstanding as of March 20, 1996: Class A - BHC Securities, 2005 Market St., Fl. 1200, Philadelphia, PA 19103-7042 - 29.8%: Class C - Premier Mutual Fund Services, Inc., 1 Exchange Place, Boston, MA 02109-2809 - 100.0%. A shareholder who beneficially owned, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 3, 1994 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940
Act) of any party to the Agreement, at a meeting held on July 19, 1995. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors or employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan."




     As compensation for the Manager's services to the Fund, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended November 30, 1993, 1994 and 1995, the management fees payable amounted to $870,354, $1,185,186 and $1,118,961, respectively, which amounts were reduced by $282,869, $86,817 and $0, respectively, pursuant to various undertakings in effect in 1993 and 1994, resulting in net fees paid to the Manager of $587,485 in fiscal 1993, $1,098,369 in fiscal 1994 and $1,118,961 in fiscal 1995.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement dated August 24, 1994. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     For the fiscal year ended November 30, 1995, the Distributor retained $21,770 from sales loads on Class A shares and $192,587 from contingent deferred sales charges ("CDSC") on Class B shares. For the period August 24, 1994 through November 30, 1994, the Distributor retained $8,174 from the sales loads on Class A shares and $132,566 from the CDSC on Class B shares. For the period December 1, 1993 through August 23, 1994 and for the fiscal year ended November 30, 1993, Dreyfus Service Corporation, as the Fund's distributor during such periods, retained $50,856 and $138,876, respectively, from sales loads on Class A shares, and $131,696 and $32,366, respectively, from CDSCs on Class B shares. For the period from September 11, 1995 through November 30, 1995, no amount was retained from CDSCs on Class C shares.

     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the"Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Class A shares on November 30, 1995.


      Net Asset Value per Share. . . . . . . . . $14.93
      Per Share Sales Charge - 4.5% of offering
      price
      (4.7% of net asset value per share). . . .    .70
                                                 ------
      Per Share Offering Price to the Public . . $15.63
                                                 ======


     Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer (Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


     TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing Class B and Class C shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.


     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved at a meeting held on July 19, 1995. As to each such Class, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan, or by vote of the holders of a majority of such Class of shares.


     For the fiscal year ended November 30, 1995, the Fund paid the Distributor $299,916, with respect to Class B, and $8, with respect to Class C, under the Distribution Plan.


     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Service Plan, the Distributor may make payments to certain financial institutions (which may include banks), Selected Dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on July 19, 1995. As to each Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     For the fiscal year ended November 30, 1995, the Fund paid the Distributor $358,656, with respect to Class A, $149,961, with respect to Class B, and $1, with respect to Class C, under the Shareholder Services Plan.




                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."


     Check Redemption Privilege--Class A. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the Class A shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

     C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load.
           Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable CDSC of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the Class B or Class C shares being exchanged were initially purchased.

     To accomplish an exchange under item C above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic exchange instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same Class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.


     Dividend Sweep. Dividend Sweep allows investors to invest dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder.
Shares of the same Class of other funds purchased pursuant to the privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the Fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."


     Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan and, with respect to the Class B and Class C shares only, the Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended November 30, 1995, and the Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss the Fund realizes from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.


     Offsetting positions held by the Fund involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by
Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

     The Fund's portfolio turnover rate for the fiscal years ended November 30, 1994 and 1995 was 31.76% and 74.11%, respectively. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."



     Current yield for the 30-day period ended November 30, 1995, was 4.56% for Class A, 4.25% for Class B and 4.00% for Class C. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     Based upon a combined 1995 Federal, New York State and New York City personal tax rate of 47.05%, the tax equivalent yield for the 30-day period ended November 30, 1995 for Class A was 8.61%, for Class B was 8.03% and for Class C was 7.55%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield noted above represents the application of the highest Federal, New York State and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.60% tax rate has been used. For New York State and New York City personal income tax purposes, tax rates of 7.875% and 4.46%, respectively, have been used. The tax equivalent yield figure, however, does not reflect the potential effect of any state or local (including, but not limited to, county, district or city, other than New York City) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The average annual total return for the 1, 5 and 8.915 year periods ended November 30, 1995 for Class A was 15.52%, 8.49% and 7.54%, respectively. The average annual total return for the 1 and 2.877 year periods ended November 30, 1995 for Class B was 17.20% and 6.76%, respectively. The average annual total return for the period September 11, 1995 (commencement of initial offering of Class C) through November 30, 1995 for Class C was 10.06%. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class
A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula provides that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.


     The total return for Class A for the period December 31, 1986 (commencement of operations) through November 30, 1995 was 91.25%. Based on net asset value per share, the total return for Class A was 100.30% for this period. The total return for Class B for the period January 15, 1993 (commencement of initial offering of Class B shares) through November 30, 1995 was 20.70%. Without giving effect to the applicable CDSC, the total return for Class B was 22.70% for this period. The total return for Class C for the period September 11, 1995 (commencement of initial offering of Class C shares) through November 30, 1995 was 2.15%. Without giving effect to the applicable CDSC, the total return for Class C was 3.15% for this period. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the maximum offering price per share at the beginning of the period.
Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales charge which, if reflected, would reduce the performance quoted.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analysis supporting such rating.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over twenty five billion dollars in tax exempt assets.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.



                                 APPENDIX A

          RISK FACTORS--INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

     The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


     A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy expanded modestly during 1995. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth in 1995 was estimated to be about the same as 1994. Both personal income and wages were estimated to have recorded moderate gains in 1995. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to increase by 4.0% in 1996.


     The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1995-96 fiscal year was formulated on June 20, 1995 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.


     The 1995-96 budget was the first to be enacted in the administration of the Governor, who assumed office on January 1. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-decline in General Fund disbursements. Spending for State operations was projected to drop even more sharply, by 4.6%.
Nominal spending from all State funding sources (i.e., excluding Federal aid) was proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.


     In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing their total to approximately $5 billion.


     This gap was projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that were expected to be recurring, but also through the use of one-time solutions.


     The General Fund was projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds were projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds were projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.


     The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


     The State issued its second quarterly update to the cash-basis 1995-96 State Financial Plan (the "Mid-Year Update") on October 26, 1995. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements and cost savings initiatives. The Mid-Year Update projects continued balance in the State's 1995-96 Financial Plan,with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million. The resulting General Fund balance decreases to $172 million in the Mid-Year Update, reflecting the expected use of $41 million from the Contingency Reserve Fund for payment of litigation and disallowance expenses.


     On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-97 fiscal year and at least $3.9 billion for the State's 1997-98 fiscal year.


     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.


     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.


     (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.


     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.


     State Financial Plan--GAAP-Basis Results--1995-96 Update. The State issued its first update to the GAAP-basis Financial Plan for the State's 1995-96 fiscal year on September 1, 1995. The September GAAP-basis update projected a General Fund operating surplus of $401 million. The prior projection of the 1995-96 GAAP-basis State Financial Plan, issued in March 1995 as part of the 1995-96 Executive Budget, projected an operating surplus in the General Fund of $800 million. The change to the projection primarily reflects the impact of legislative changes to the 1995-96 Executive Budge, as well as increases in projected accruals for certain local assistance programs (primarily Medicaid).


     Total revenues in the General Fund are projected at $31.871 billion, consisting of $29.625 billion in tax revenues and $2.246 billion in miscellaneous revenue. Total expenditures in the General Fund are projected at $32.444 billion, including $22.678 billion for grants to local governments, $8.037 billion for State operations, $1.711 billion for general State charges, and $18 million for debt service. Compared to the projections made in March, expenditures for grants to local governments are substantially increased, primarily because of legislative changes to the 1995-96 Executive Budget and increased projected accruals for Medicaid.


     For all governmental funds, the summary GAAP-basis Financial Plan shows an excess of revenues and other financing sources over expenditures and other financing uses of $359 million.


GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated governmental funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the special Revenue and Debt Service fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects fund type.


     The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits int he General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There is an operating surplus in the Special Revenue Funds of $39 million.


GAAP-Basis Results--1993-94 Fiscal Year. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the New York Local Government Assistance Corporation ("LGAC") and the accumulation of a $265 million balance in the Contingency Reserve Fund ("CRF"). Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.


     The Special Revenue fund and Debt Service fund ended 1993-94 with operating surpluses of $149 million and $23 million, respectively. The Capital Projects fund ended with an operating deficit of $35 million.


GAAP-Basis Results--1992-93 Fiscal Year. The State completed its 1992-93 fiscal year with a GAAP-basis operating surplus of $2.065 billion in the General Fund and an accumulated deficit of $2.551 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenues of $31.085 billion, total expenditures of $29.337 billion, and net other financing sources and uses of $317 million. The surplus primarily reflects the 1992-93 cash-basis surplus and the net proceeds of $881 million in bonds issued by LGAC.


     The Special Revenue, Debt Service and Capital Projects fund types ended the 1992-93 fiscal year with GAAP-basis operating surpluses of $131 million, $381 million, and $57 million, respectively.


     State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.


     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and smaller fund balance in 1994-95, as described below.


     New York State ended its 1994-95 fiscal year with the General fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus monies, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the New York Local Government Assistance Corporation ("LGAC") program.


     Compared to the State Financial Plan for 1994-1995 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $277 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.


     Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.


     The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.


     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its tax stabilization reserve fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations.


     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for the year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 year, and although this lagged the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade.


     Disbursements and transfer from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, disbursements were lower for Medicaid, capital projects, and debt service (due to refundings). In addition, $114 million of school and payments were funded from the proceeds of LGAC bonds. Disbursements were higher-than-expected for general support for public schools. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.


     During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million on debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.


     The State ended the 1992-93 fiscal year with a balance on a cash basis of $671 million in the General Fund that was deposited in the tax refund reserve account and $67 million in the Tax Stabilization Fund.


     After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, which had the effect of reducing 1992-93 receipts by $671 million and making those receipts available in 1993-94, General Fund receipts would have been $716 million higher than originally projected.


     During its 1989-90, 1990-91 and 1991-92 fiscal years, the State incurred cash-basis operating deficits in the General Fund of $775 million, $1.081 billion and $575 million, respectively, prior to the issuance of short-term TRANs, owing to lower-than-projected receipts.


Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues totalling $676 million in the 1994-95 fiscal year were used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").


     The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Total receipts in Special Revenue Funds are projected at $25.547 billion in the State's 1995-96 fiscal year. Disbursements from Special Revenue Funds are projected to be $26.002 billion for the State's 1995-96 fiscal year.


     The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Federal grants for capital projects, largely highway-related, are projected to account for 24% of the $4.170 billion in total projected receipts in Capital Projects Funds in the State's 1995-96 fiscal year. Total disbursements for capital projects are projected to be $4.160 billion during the State's 1995-96 fiscal year.


     The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Total receipts in Debt Service Funds are projected to reach $2.409 billion in the State's 1995-96 fiscal year. Total disbursements from Debt Service Funds for debt service, lease/purchase and contractual obligation financing commitments are projected to be $2.506 billion for the 1995-96 fiscal year.


     State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.


     In addition, the LGAC is authorized to provide net proceeds of up to $529 million during the 1995-96 fiscal year to redeem notes sold in June 1995.


     State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).


     At September 30, 1994, there were 18 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 Agencies was $70.3 billion as of September 30, 1994. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.


     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.


     The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year and no payments are anticipated during the 1995-96 fiscal year.


     UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.


     The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


     Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.


     In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.


     On April 5, 1993, the Legislature approved, and the Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992-1996. The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board (the "CPRB"), as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program was expected to be financed in significant part through dedication of the State petroleum business tax receipts.


     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.


     The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.


     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.


     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.


     Certain proposed Federal expenditure reductions would reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends.
The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.


     Because of significant fiscal difficulties experienced from time to time by the City of Yonkers, a Financial Control Board was created by the State in 1984 to oversee Yonkers' fiscal affairs. Future actions taken by the Governor or the State Legislature to assist Yonkers in this crisis could result in the allocation of State resources in amounts that cannot yet be determined.


     Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law;
(vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of
Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.


     Adverse developments or decisions in such cases could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan.


     (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year.
However, the City's operating results for the fiscal year ending June 30, 1995 were balanced in accordance with GAAP, the thirteenth consecutive year in which the City achieved balanced operating results in accordance with GAAP. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.


     The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.


     In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.


     The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.


     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.


     The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.


     State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.



                                 APPENDIX B


                Description of S&P, Moody's & Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                     AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                      A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                     BBB

     Of the investment grade, this is the lowest.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                              BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                      B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                     CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                      C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                      D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Municipal Note Ratings

                                    SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

                                    SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                    SP-3

     The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Moody's

Municipal Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium- grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                     Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations.
This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                     BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                      B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                     CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                     CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                      C

     Bonds rated C are in imminent default in payment of interest or principal.

                                DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.


Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                     F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.





PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                               NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.5%                                                                AMOUNT          VALUE
                                                                                                  ---------        ---------
NEW YORK-93.0%
Albany Industrial Development Agency, Lease Revenue:
    (New York State Assembly Building Project) 7.75%, 1/1/2010..............                       $ 1,000,000    $ 1,117,070
    (New York State Department of Health Building Project) 7.25%, 10/1/2010.                         1,455,000      1,576,536
Metropolitan Transportation Authority, Commuter Facilities:
    6.125%, 7/1/2014 (Insured; MBIA)........................................                         2,990,000      3,192,184
    Service Contract:
      5.40%, 7/1/2006.......................................................                         3,315,000      3,318,812
      5.75%, 7/1/2007.......................................................                         5,000,000      5,148,550
      7.50%, 7/1/2016 (Prerefunded 7/1/2000) (a)............................                         1,350,000      1,559,398
New York City:
    6%, 2/15/2015...........................................................                         5,000,000      5,009,550
    5.50%, 10/1/2016........................................................                         4,850,000      4,566,081
    6.625%, 2/15/2025.......................................................                         4,240,000      4,475,702
    6.625%, 8/1/2025........................................................                         5,090,000      5,362,417
New York City Housing Development Corp., Mortgage Revenue
    (South Williamsburg Cooperative) 7.90%, 2/1/2023 (Insured; SONYMA)......                           740,000        798,963
New York City Industrial Development Agency:
    Civic Facility Revenue (YMCA of Greater New York Project) 8%, 8/1/2016..                         1,500,000      1,622,235
    Special Facility Revenue:
      (American Airlines Inc. Project) 6.90%, 8/1/2024......................                         2,000,000      2,154,840
      (Terminal One Group Association Project) 6%, 1/1/2008.................                         6,360,000      6,531,466
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue:
    5.50%, 6/15/2019 (Insured; MBIA)........................................                         4,000,000      3,986,800
    Refunding 6%, 6/15/2010.................................................                         4,100,000      4,412,092
State of New York 5.625%, 10/1/2020.........................................                         7,265,000      7,342,663
New York State Dormitory Authority, Revenues:
    (Consolidated City University System):
      5.75%, 7/1/2007.......................................................                         3,965,000      4,074,553
      5.75%, 7/1/2007 (Insured; AMBAC)......................................                         3,150,000      3,385,872
      5.75%, 7/1/2009 (Insured; AMBAC)......................................                         3,000,000      3,190,830
      7.625%, 7/1/2020 (Prerefunded 7/1/2000) (a)...........................                           750,000        870,210
      5.375%, 7/1/2025......................................................                         5,500,000      5,459,410
    (Cornell University) 7.375%, 7/1/2030...................................                         1,200,000      1,347,996
    (State University Educational Facilities):
      7.70%, 5/15/2012 (Prerefunded 5/15/2000) (a)..........................                         1,000,000      1,159,770
      6.75%, 5/15/2021 (Prerefunded 5/15/2002) (a)..........................                         3,400,000      3,916,970
      Refunding:
          5.25%, 5/15/2004..................................................                         2,415,000      2,406,789
          5.375%, 5/15/2007 (Insured; FGIC).................................                         6,000,000      6,239,460
          5.50%, 5/15/2008..................................................                         1,740,000      1,742,279
          5.25%, 5/15/2010..................................................                         5,870,000      5,687,854
          5.25%, 5/15/2011..................................................                         5,000,000      4,817,900

PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    -------           -------
NEW YORK (CONTINUED)
New York State Dormitory Authority, Revenues (continued):
    (State University Educational Facilities) (continued):
      Refunding (continued):
          5.875%, 5/15/2011 (Insured; FGIC).................................                       $ 5,000,000    $ 5,374,700
    (Upstate Community Colleges) 5.625%, 7/1/2014...........................                         2,500,000      2,449,100
New York State Energy Research and Development Authority,
    Electric Facilities Revenue:
      (Consolidated Edison Co. Project):
          7.25%, 11/1/2024..................................................                         1,250,000      1,337,325
          7.125%, 12/1/2029.................................................                         5,000,000      5,552,900
      (Long Island Lighting Co. Project):
          7.15%, 6/1/2020...................................................                         5,590,000      5,745,905
          7.15%, 2/1/2022...................................................                         5,585,000      5,740,766
          6.90%, 8/1/2022...................................................                         3,000,000      3,056,580
New York State Environmental Facilities Corp.:
    State Water Pollution Control Revolving Fund Revenue:
      7.20%, 3/15/2011......................................................                         1,500,000      1,648,935
      (Pilgrim State Sewer Project) 6.30%, 3/15/2016........................                         3,000,000      3,200,970
    Water Facilities Revenue (Jamaica Water Supply Provence) 7.625%, 4/1/2029                          500,000        550,660
New York State Housing Finance Agency, Revenue:
    Health Facilities, Refunding (New York City) 7.90%, 11/1/1999...........                         1,000,000      1,118,970
    Service Contract Obligation 7.30%, 3/15/2021 (Prerefunded 9/15/2001) (a)                         1,000,000      1,170,720
New York State Medical Care Facilities Finance Agency, Revenue, Insured
Mortgage:
    6.05%, 2/15/2015 (Insured; FHA).........................................                         3,000,000      3,074,340
    (Hospital and Nursing Home) 7.45%, 8/15/2031 (Insured; FHA).............                         1,000,000      1,107,680
    (Saint Luke's Roosevelt Hospital Center)
      7.45%, 2/15/2029 (Insured; FHA) (Prerefunded 2/15/2000) (a)...........                           500,000        571,480
New York State Mortgage Agency, Revenue, Homeownership Mortgage:
    6.45%, 10/1/2020........................................................                         2,895,000      2,986,829
    7.95%, 4/1/2022.........................................................                         1,650,000      1,759,065
    8.05%, 4/1/2022.........................................................                           545,000        584,218
    6.65%, 10/1/2025........................................................                         2,000,000      2,079,520
New York State Power Authority, Revenue and General Purpose
    7%, 1/1/2018 (Prerefunded 1/1/2010) (a).................................                         1,940,000      2,304,914
New York State Thruway Authority, Service Contract Revenue
    (Local Highway and Bridge):
      6.25%, 4/1/2006.......................................................                         6,450,000      6,738,186
      7.25%, 1/1/2010.......................................................                         1,000,000      1,143,610
New York State Urban Development Corp., Revenue:
    7.50%, 4/1/2020.........................................................                         1,000,000      1,163,340
    (Alfred Technology Resources Inc. Project) 7.875%, 1/1/2020.............                         1,000,000      1,120,360

PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      NOVEMBER 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    -------           --------
NEW YORK (CONTINUED)
New York State Urban Development Corp., Revenue (continued):
    (Correctional Capital Facilities):
      6.10%, 1/1/2011.......................................................                       $ 4,000,000    $ 4,090,320
      7.50%, 1/1/2018 (Prerefunded 1/1/2001) (a)............................                         1,000,000      1,163,350
      Refunding 6.50%, 1/1/2011 (Insured; FSA)..............................                         3,190,000      3,614,302
    (Onondaga County Convention Project) 7.875%, 1/1/2020...................                         1,475,000      1,735,795
Port Authority of New York and New Jersey (Consolidated Ninety Third Series)
    6.125%, 6/1/2094........................................................                         5,000,000      5,428,100
Rensselaer County Industrial Development Agency, IDR (Albany International Corp.)
    7.55%, 6/1/2007 (LOC; Norstar Bank) (b).................................                         1,500,000      1,729,050
Triborough Bridge and Tunnel Authority:
    (Convention Center Project) 7.25%, 1/1/2010.............................                         1,000,000      1,164,680
    Revenue:
      6%, 1/1/2012..........................................................                         2,000,000      2,167,140
      General Purpose, Refunding 5%, 1/1/2015...............................                         2,770,000      2,656,402
    Special Obligation 6.25%, 1/1/2012 (Insured; AMBAC).....................                         4,000,000      4,274,440
U.S. RELATED-5.5%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         2,000,000      2,061,460
Puerto Rico Housing Finance Corp., MFMR
    7.50%, 4/1/2022 (LOC; Government Development Bank) (b)..................                         1,665,000      1,780,085
Puerto Rico Industrial Medical Educational and Environmental Pollution Control
    Facilities Financing Authority, HR, Refunding (Saint Luke's Hospital Project)
    6.25%, 6/1/2010.........................................................                         1,100,000      1,140,700
Puerto Rico Public Buildings Authority, Public Education and Health
Facilities
    Revenue:
      (Guaranteed Government Facilities) 6.25%, 7/1/2011 (Insured; AMBAC)...                         3,875,000      4,321,129
      Refunding  5.70%, 7/1/2009 (Guaranteed; Commonwealth of Puerto Rico)..                         2,235,000      2,343,911
                                                                                                                    ---------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $196,159,758).....................................................                                     $207,727,189
                                                                                                                  ===========
SHORT-TERM MUNICIPAL INVESTMENTS-1.5%
NEW YORK:
New York City, VRDN:
    3.85% (LOC; Chemical Bank) (b,c)........................................                       $ 1,000,000    $ 1,000,000
    3.80% (Insured; MBIA, SBPA; Bank Austria Aktiengesellschaf) (c).........                         2,200,000      2,200,000
                                                                                                                    ---------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $3,200,000).......................................................                                      $ 3,200,000
                                                                                                                  ===========
TOTAL INVESTMENTS-100.0%
    (cost $199,359,758).....................................................                                     $210,927,189
                                                                                                                  ===========


PREMIER NEW YORK MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
HR            Hospital Revenue                                   SONYMA  State of New York Mortgage Agency
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S            PERCENTAGE OF VALUE
-------                            ------                        ------------------           --------------------
AAA                                Aaa                            AAA                               29.6%
AA                                 Aa                             AA                                12.2
A                                  A                              A                                 26.5
BBB                                Baa                            BBB                               22.8
BB                                 Ba                             BB                                 5.4
F1                                 Mig1                           SP1                                1.5
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      2.0
                                                                                                    ____
                                                                                                   100.0%
                                                                                                   ======
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d)  Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  Securities which, while not rated by Fitch, Moody's or Standard and
    Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.


PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                         NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $199,359,758)-see statement.....................................                                      $210,927,189
    Cash....................................................................                                         3,790,239
    Interest receivable.....................................................                                         3,652,024
    Receivable for investment securities sold...............................                                         2,214,767
    Receivable for shares of Beneficial Interest subscribed.................                                           318,375
    Prepaid expenses........................................................                                             8,717
                                                                                                                   -----------
                                                                                                                   220,911,311
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                        $95,453
    Due to Distributor......................................................                         70,374
    Payable for investment securities purchased.............................                      7,065,668
    Payable for shares of Beneficial Interest redeemed......................                        519,747
    Accrued expenses........................................................                         79,227          7,830,469
                                                                                                -----------       ------------
NET ASSETS  ................................................................                                      $213,080,842
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $201,559,772
    Accumulated net realized (loss) on investments..........................                                           (46,361)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         11,567,431
                                                                                                                    -----------
NET ASSETS at value.........................................................                                       $213,080,842
                                                                                                                   ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                          9,793,284
                                                                                                                   ============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                          4,478,577
                                                                                                                   ============
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                                 69
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($146,206,554 / 9,793,284 shares).....................................                                             $14.93
                                                                                                                        =======
    Class B Shares
      ($66,873,258 / 4,478,577 shares)......................................                                             $14.93
                                                                                                                        =======
    Class C Shares
      ($1,030 / 69 shares)..................................................                                             $14.93
                                                                                                                        =======

See notes to financial statements.


PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                              YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $12,618,590
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $1,118,961
      Shareholder servicing costs-Note 2(c).................................                         640,346
      Distribution fees-Note 2(b)...........................................                         299,924
      Professional fees.....................................................                          51,182
      Prospectus and shareholders' reports..................................                          31,529
      Custodian fees........................................................                          22,800
      Trustees' fees and expenses-Note 2(d).................................                          14,929
      Registration fees.....................................................                          11,887
      Miscellaneous.........................................................                          28,723
                                                                                                   ---------
            TOTAL EXPENSES..................................................                                          2,220,281
                                                                                                                      ---------
            INVESTMENT INCOME-NET...........................................                                         10,398,309
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                       $ 452,878
    Net unrealized appreciation on investments..............................                      26,991,860
                                                                                                  ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         27,444,738
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $37,843,047
                                                                                                                    ============



See notes to financial statements.


PREMIER NEW YORK MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED NOVEMBER 30,
                                                                                        --------------------------------------
                                                                                             1994                    1995
                                                                                        --------------             -----------
OPERATIONS:
    Investment income-net...................................................            $ 11,007,481             $ 10,398,309
    Net realized gain (loss) on investments.................................                (496,878)                 452,878
    Net unrealized appreciation (depreciation) on investments for the year..             (28,073,679)              26,991,860
                                                                                         ------------              -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...             (17,563,076)              37,843,047
                                                                                         ------------              -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................              (8,423,637)              (7,565,208)
      Class B shares........................................................              (2,583,844)              (2,833,091)
      Class C shares........................................................                   --                         (10)
    Net realized gain on investments:
      Class A shares........................................................              (1,134,769)                   --
      Class B shares........................................................                (324,799)                   --
                                                                                         ------------             ------------
          TOTAL DIVIDENDS...................................................             (12,467,049)             (10,398,309)
                                                                                         ------------             ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................              25,099,805                9,960,037
      Class B shares........................................................              24,583,764               12,795,103
      Class C shares........................................................                  --                        1,000
    Dividends reinvested:
      Class A shares........................................................               7,067,611                5,506,451
      Class B shares........................................................               2,377,696                2,200,257
      Class C shares........................................................                  --                           10
    Cost of shares redeemed:
      Class A shares........................................................             (36,119,325)             (26,739,496)
      Class B shares........................................................             (11,178,627)              (9,034,959)
                                                                                         ------------             ------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS...........................................              11,830,924               (5,311,597)
                                                                                         ------------             ------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................             (18,199,201)              22,133,141
NET ASSETS:
    Beginning of year.......................................................             209,146,902              190,947,701
                                                                                         ------------             ------------
    End of year.............................................................            $190,947,701             $213,080,842
                                                                                        =============           ==============


                                                                              SHARES
                                      ---------------------------------------------------------------------------------------
                                                     CLASS A                          CLASS B                  CLASS C
                                      ------------------------------         -----------------------       ------------------
                                            YEAR ENDED NOVEMBER 30,          YEAR ENDED NOVEMBER 30,          PERIOD ENDED
                                      ------------------------------         ------------------------          NOVEMBER 30,
CAPITAL SHARE TRANSACTIONS:                 1994            1995              1994            1995                1995*
                                          ---------       -------           --------         -------            --------
    Shares sold.............             1,722,934        698,060           1,695,749        893,122               68
    Shares issued for
      dividends reinvested..               494,805        386,165             166,946        154,097                1
    Shares redeemed.........            (2,576,898)    (1,893,114)           (806,806)      (637,271)              --
                                          ---------       --------           ---------       --------           --------
      NET INCREASE (DECREASE)
          IN SHARES OUTSTANDING           (359,159)      (808,889)          1,055,889        409,948               69
                                         =========      ==========          =========        =========          =========
    * From September 11, 1995 (commencement of initial offering) to November
      30, 1995.
See notes to financial statements.



PREMIER NEW YORK MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Reference is made to page 4 of the Fund's Prospectus dated April 1, 1996.

See notes to financial statements.

PREMIER NEW YORK MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

PREMIER NEW YORK MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $44,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. There was no expense reimbursement for the year ended November 30, 1995.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the year ended November 30, 1995, $299,916 was charged to the Fund for the Class B shares and $8 was charged to the Fund for the Class C shares.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the year ended November 30, 1995, $358,656, $149,961 and $1 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended November 30, 1995 amounted to $147,142,617 and $147,800,047, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $11,567,431, consisting of $11,682,647 gross unrealized appreciation and $115,216 gross unrealized depreciation.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER NEW YORK MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER NEW YORK MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier New York Municipal Bond Fund at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
January 2, 1996





                     PREMIER NEW YORK MUNICIPAL BOND FUND



                           PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from December 31, 1986 (commencement of operations) to November 30, 1987 and for each of the eight years in the period ended November 30, 1995.

               Included in Part B of the Registration Statement:

                    Statement of Investments-- November 30, 1995.


                    Statement of Assets and Liabilities-- November 30, 1995.


                    Statement of Operations--year ended November 30, 1995.


                    Statement of Changes in Net Assets--for each of the years ended November 30, 1994 and 1995.

                    Notes to Financial Statements.

                    Report of Ernst & Young LLP, Independent Auditors, dated January 2, 1996.






All Schedules, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________

  (b)     Exhibits:

  (1) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.

  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 8, 1994.

  (4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on March 29, 1993.

  (5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 27, 1995.

  (6)(a)  Distribution Agreement is incorporated by reference to Exhibit
          (6)(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 27, 1995.

  (6)(b) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.


  (6)(c) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.


  (8)(a) Registrant's Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.


  (8)(b)  Sub-Custodian Agreements are incorporated by reference to Exhibit
          (8)(b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.


  (9)     Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.


  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.

  (11)    Consent of Independent Auditors.





Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

  (15) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.

  (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 8, 1994.

  (17)    Financial Data Schedule.

  (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995.

          Other Exhibits
          _____________

               (a) Powers of Attorney of the Trustees and officers are incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 27, 1995.

               (b) Certificate of Secretary is incorporated by reference to other Exhibits (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 30, 1995.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                               (2)

                                                Number of Record
        Title of Class                   Holders as of January 30, 1996
        ______________                   _____________________________

        Beneficial Interest
        (Par value $.001)
            Class A                           2,739
            Class B                           2,272
            Class C                               1

Item 27.    Indemnification
_______     _______________

        Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit
        (1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on September 8, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 8, 1994, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


        Reference is also made to the Distribution Agreement incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 12 to the Registration Statement on From N-1A, filed on January 27, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees:
                                   Skillman Foundation;
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                              Director and Member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****;
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****;
                                   Mellon Bank, N.A.****;
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****;
Operating Officer                  The Boston Company*****;
and a Director                Deputy Director:
                                   Mellon Trust****;
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****;
                              President:
                                   Boston Safe Deposit and Trust
                                   Company*****

STEPHEN E. CANTER             Director:
Vice Chairman and                  The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                     Kleinwort Benson Investment Management
                                        Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****;
                                   Laurel Capital Advisors****;
                                   Boston Group Holdings, Inc.;
                              Executive Vice President:
                                   Mellon Bank, N.A.****;
                                   Boston Safe Deposit and Trust
                                   Company*****;

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Chairman and Director:
                                   Dreyfus Transfer, Inc.
                                   One American Express Plaza
                                   Providence, Rhode Island 02903
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of
Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of
                                   Dreyfus Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

MARY BETH LEIBIG
Vice President-
Human Resources


JEFFREY N. NACHMAN            President and Director:
Vice President-Mutual Fund         Dreyfus Transfer, Inc.
Accounting                         One American Express Plaza
                                   Providence, Rhode Island 02903

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                      The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.



 Item 29. Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Cash Management Plus, Inc.
          16)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          17)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          18)  Dreyfus Edison Electric Index Fund, Inc.
          19)  Dreyfus Florida Intermediate Municipal Bond Fund
          20)  Dreyfus Florida Municipal Money Market Fund
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth Fund
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth and Value Funds, Inc.
          28)  Dreyfus Growth Opportunity Fund, Inc.
          29)  Dreyfus Institutional Money Market Fund
          30)  Dreyfus Institutional Short Term Treasury Fund
          31)  Dreyfus Insured Municipal Bond Fund, Inc.
          32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          33)  Dreyfus International Equity Fund, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund
          98)  Premier Strategic Growth Fund


(b)
                                                              Positions and
Name and principal       Positions and offices with           offices with
business address         the Distributor                      Registrant
__________________       ___________________________          _____________

Marie E. Connolly+       Director, President, Chief           President and
                         Executive Officer and Compliance     Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer     Assistant
                         and Chief Financial Officer          Treasurer

John E. Pelletier+       Senior Vice President, General       Vice President
                         Counsel, Secretary and Clerk         and Secretary

Frederick C. Dey++       Senior Vice President                Vice President
                                                              and Assistant
                                                              Treasurer

Eric B. Fischman++       Vice President and Associate         Vice President
                         General Counsel                      and Assistant
                                                              Secretary

Paul Prescott+           Vice President                       None

Elizabeth Bachman++      Assistant Vice President             Vice President
                                                              and Assistant
                                                              Secretary

Mary Nelson+             Assistant Treasurer                  None

John J. Pyburn++         Assistant Treasurer                  Assistant
                                                              Treasurer

Jean M. O'Leary+         Assistant Secretary and              None
                         Assistant Clerk

John W. Gomez+           Director                             None

William J. Nutt+         Director                             None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.
 Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc.,
               a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

            2. The Bank of New York
               90 Washington Street
               New York, New York 10286

            3. Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

            4. The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of March, 1996.

                     PREMIER NEW YORK MUNICIPAL BOND FUND

                    BY:  /s/Marie E. Connolly*
                         _______________________
                         MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                        Title                      Date
___________________________     ______________________________    ___________


/s/Marie E. Connolly*          President (Principal Executive      03/25/96
______________________________ Officer) and Treasurer
Marie E. Connolly

/s/Joseph F. Tower, III*       Assistant Treasurer (Principal      03/25/96
______________________________ Accounting and Financial Officer)
Joseph F. Tower, III

/s/Clifford L. Alexander, Jr.* Trustee                             03/25/96
______________________________
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*             Trustee                             03/25/96
______________________________
Peggy C. Davis

/s/Joseph S. DiMartino*        Chairman of the Board               03/25/96
______________________________ of Trustees
Joseph S. DiMartino

/s/Ernest Kafka*               Trustee                             03/25/96
______________________________
Ernest Kafka

/s/Saul B. Klaman*             Trustee                             03/25/96
______________________________
Saul B. Klaman

/s/Nathan Leventhal*           Trustee                             03/25/96
______________________________
Nathan Leventhal

*BY: __________________________
     Eric B. Fischman,
     Attorney-in-Fact




                              INDEX OF EXHIBITS




ITEM

(11)      Consent of Independent Auditors

(17)      Financial Data Schedule